UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________________
FORM 8-K
_______________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2018
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Markel Corporation
(Exact name of registrant as specified in its charter)
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Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway Glen Allen, Virginia		23060-6148
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (804) 747-0136
Not Applicable
(Former name or former address, if changed since last report)
_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company []

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. []

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2018, upon the recommendation of the Compensation Committee, the Board of Directors of Markel Corporation approved the amended and restated Markel Corporation Executive Bonus Plan (the 2018 Plan). The Executive Bonus Plan previously had included provisions so that payments under the plan could qualify for the performance-based exception to the deduction limit under section 162(m) of the Internal Revenue Code of 1986, as amended, including, among others, provisions that:

•
limited the aggregate maximum amount payable under the plan to any participant for any plan year to the lesser of 250 percent of the participant’s base salary as in effect at the end of the plan year or $3,500,000;

•	restricted the Committee from decreasing performance criteria after an award has been made;

•	restricted the Committee from increasing the amount of an award that would otherwise be payable upon achievement of the performance criteria;

•	required the Committee to certify in writing that performance criteria have been met;

•	required that all Committee members be “outside directors” as described in Code section 162(m); and

•	required that the plan be submitted to the Company's shareholders for approval.

The Tax Cuts and Jobs Act, enacted in December 2017, eliminated the performance-based exception to the section 162(m) deduction limit. As a result, the 2018 Plan eliminates the plan provisions relating to that exception that are no longer required.

In addition, the 2018 Plan expands the performance criteria available for use under the plan to include total shareholder return and any other performance criteria that the Compensation Committee may select in its discretion.
The Company cannot currently determine the benefits, if any, to be paid under the 2018 Plan in the future to the officers of the Company, including the Company’s principal executive officers, principal financial officer and other named executive officers. This brief description of the changes included in the 2018 Plan is qualified in its entirety by reference to the full text of the plan, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 14, 2018, the Board amended and restated the Company's Bylaws, effective as of May 14, 2018 (as amended and restated, the Amended and Restated Bylaws), to implement proxy access for the nomination of directors.

Article I, Section 12 of the Amended and Restated Bylaws now permits a shareholder, or a group of up to 20 shareholders, owning 3% or more of the outstanding shares of the Company's stock eligible to vote in the election of directors continuously for at least three years (for each such shareholder), to nominate and include in the Company's annual meeting proxy materials director candidates to occupy up to two or 20% of the Board seats (whichever is greater), provided that the shareholder or group of shareholders satisfies the requirements under Article I, Section 12 of the Amended and Restated Bylaws.

The Amended and Restated Bylaws also make clarifications, updates and other, non-substantive changes in certain other provisions, including the advance notice provisions in Article I, Section 11.

This brief description of the amendments to the Company's Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Markel Corporation was held on May 14, 2018. At the annual meeting, shareholders (i) elected directors to serve until the 2019 Annual Meeting of Shareholders or until their respective successors are elected, (ii) approved an advisory vote on executive compensation and (iii) ratified the selection of KPMG LLP by the Audit Committee of the Board of Directors as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

The results of the meeting were as follows:

Election of Directors

Director	For	Against	Abstain	Broker Non-Votes

J. Alfred Broaddus, Jr.	10,050,028	465,134	10,971	1,881,765
K. Bruce Connell	10,405,069	112,251	8,813	1,881,765
Thomas S. Gayner	9,737,295	775,233	13,605	1,881,765
Stewart M. Kasen	9,932,815	582,408	10,910	1,881,765
Alan I. Kirshner	9,668,462	850,461	7,210	1,881,765
Diane Leopold	10,472,718	46,937	6,478	1,881,765
Lemuel E. Lewis	10,132,263	384,300	9,570	1,881,765
Anthony F. Markel	9,712,008	808,212	5,913	1,881,765
Steven A. Markel	9,434,157	1,086,058	5,918	1,881,765
Darrell D. Martin	9,470,312	1,046,151	9,670	1,881,765
Michael O’Reilly	10,326,657	190,480	8,996	1,881,765
Michael J. Schewel	9,649,004	866,249	10,880	1,881,765
Richard R. Whitt, III	9,999,808	520,471	5,854	1,881,765
Debora J. Wilson	10,405,932	109,785	10,416	1,881,765

Advisory Vote on Approval of Executive Compensation

For	Against	Abstain	Broker Non-Votes
10,426,032	81,372	18,729	1,881,765

Ratification of Selection of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
12,175,904	221,525	10,469	Not applicable

Item 8.01	Other Events.

On May 14, 2018, the Board approved a new share repurchase program with immediate effect authorizing the Company to repurchase up to $300 million of the Company's outstanding common stock. This program effectively terminates and replaces a similar program authorized in November 2013 under which approximately $176 million of the Company's common stock has been repurchased. Under the new program, as under the previous program, the Company may repurchase outstanding shares of the Company's common stock from time to time in privately negotiated or open market transactions, including under plans complying with Rule 10b5-1 under the Securities Exchange Act of 1934. The new program has no expiration date but may be terminated by the Board at any time.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	Bylaws, as amended and restated May 14, 2018
10.1	Markel Corporation Executive Bonus Plan, as amended and restated May 14, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKEL CORPORATION

May 17, 2018	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	General Counsel and Secretary

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